UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04318

The American Funds Income Series

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Brian C. Janssen

The American Funds Income Series

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

U.S. Government Securities Fund® Annual report for the year ended August 31, 2022

Seeking stability in
uncertain markets

U.S. Government Securities Fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 and Class A shares at net asset value. If a sales charge (maximum 3.75% for Class A shares) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2022 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	–11.73%	0.34%	0.86%
Class A shares (reflecting 3.75% maximum sales charge)	–15.26	–0.70	0.21

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.34% for Class F-2 shares and 0.60% for Class A shares as of the prospectus dated November 1, 2022 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class F-2 shares as of August 31, 2022, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 5.98%. The fund’s 12-month distribution rate for Class F-2 shares as of that date was 2.67%. The 30-day yield for Class A shares as of August 31, 2022, was 5.48%. The distribution rate for Class A shares as of that date was 2.30%. Class A share results reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fund shares of U.S. Government Securities Fund are not guaranteed by the U.S. government.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a long-term perspective

4	Investment portfolio

16	Financial statements

40	Board of trustees and other officers

Fellow investors:

For the 12 months ended August 31, 2022, U.S. Government Securities Fund Class F-2 shares produced a total return of –7.73%, while its benchmark, the Bloomberg U.S. Government/Mortgage-Backed Securities Index, fell 10.31%, and its peer group measure, the Lipper General U.S. Government Funds Average, lost 10.55%.

While the fund has demonstrated substantially higher returns than its market index and peer average over the past five and 10 years (refer to chart), negative returns of this magnitude are the unfortunate byproduct of a 2022 Federal Reserve (Fed) decision to raise rates dramatically after two years of near-zero rates. This policy, discussed below, has already had a large impact on global equity and fixed income markets.

Rising yields triggered by the Fed’s change of course provided a welcome source of income, which is an important element of the fund’s total return. For its fiscal year, the fund paid monthly dividends totaling more than 34 cents a share, roughly double the prior reporting cycle. This resulted in an income return of 2.43% for investors who reinvested dividends.

Bond market overview

Yields rose sharply in every duration of treasury security. Three- and six-month U.S. Treasury bill yields soared 2.92% and 3.26%, respectively, while two-, three- and five-year notes climbed 3.25%, 3.06% and 2.53%. Yields on longer term treasury bonds rose more modestly, with 10- and 30-year maturities up 1.85% and 1.35%. The disproportionate rise in short-term rates resulted in a flattened yield curve, sending a strong signal of the Fed’s resolve to throttle back credit and slow the economy down.

Fed Chair Jerome Powell reiterated this aggressive path of monetary tightening in an August 26 speech in Jackson Hole, Wyoming. Acknowledging that “high inflation has continued to spread through the economy,” he insisted the Fed would embrace “a restrictive policy stance for some time.” He even promised “pain” to financial markets that have become increasingly dependent on Fed largesse. “Reducing inflation is likely to require a sustained period of below-trend growth,” he reported — an emphasis missing for more than a decade of anti-disinflationary policies.

Results at a glance

For periods ended August 31, 2022, with all dividends reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

U.S. Government Securities Fund (Class F-2 shares)[2]	–7.73%	1.19%	1.36%	5.28%
U.S. Government Securities Fund (Class A shares)	–7.98	0.91	1.09	4.99
Bloomberg U.S. Government/Mortgage-Backed Securities Index[3]	–10.31	0.24	0.95	5.63
Lipper General U.S. Government Funds Average[4]	–10.55	–0.08	0.50	5.03

[1]	Lifetime returns are as of October 17, 1985, the inception date of Class A shares.
[2]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	Bloomberg U.S. Government/Mortgage-Backed Securities Index is a market value-weighted index that covers fixed-rate, publicly placed, dollar-denominated obligations issued by the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government, and the mortgage-backed pass-through securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Source: Bloomberg Index Services Ltd.
[4]	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic, and averages may have few funds, especially over longer periods. Source: Refinitiv Lipper. Refer to the Quarterly Statistical Update, available on our website, for the number of funds included in the Lipper category for each fund’s lifetime.

U.S. Government Securities Fund	1

The reason for the Fed’s action was straightforward: the biggest inflation surge in over 40 years. Unprecedented government borrowing backed by the Fed’s accommodative stance made a difficult combination of broad-based goods, services and wage inflation more virulent. The bond market, for its part, believes the latest policy will be successful. It expects for 2023 an inflation rate of a little over 2%, based on Treasury Inflation-Protected Securities (TIPS) breakeven points, well below current reported levels.

Our view is that inflation will trend down, but not perhaps by as much or as quickly as the market expects. Structural factors causing persistent inflationary pressure are more deep-seated, we believe, than the market currently recognizes.

Inside the portfolio

The fund uses TIPS to offset the rise in inflation. TIPS are U.S. Treasury bonds that pay additional compensation when inflation, as measured by the consumer price index (CPI), rises. Thus, TIPS values will provide additional return if the market underestimates future inflation. This may help offset future corresponding rises in interest rates, even though TIPS are affected by the same yield pressures as any other interest-paying security.

Currently, the fund holds about 29% of the portfolio in TIPS, an unusually high percentage for a security that is not part of the benchmark index. This position continued to benefit the fund on a relative basis in the last year as inflation skyrocketed. The ongoing TIPS exposure expresses our belief that the market remains too sanguine about future inflation risks.

During the year we reduced our underweight relative to the benchmark in mortgage-backed securities (MBS). We still believe the Fed’s massive support for this market has artificially raised valuations for a large cohort of the MBS market. We are, however, selectively overweight higher coupon MBS, which are cheaper, tend not to be owned by the Fed or commercial banks and currently enjoy a healthy yield premium to comparable U.S. Treasuries.

The flattened yield curve has made short-term treasuries more attractive since those securities now offer comparable yield to longer term maturities. This is in line with the fund’s current curve positioning that overweights zero to five-year maturities and underweights 10– to 30-year maturities. Any move by the Fed to pause or reduce its higher rate policy — an equity bear market, for example — would probably result in shorter maturity yields falling more than long-end yields. This would result in higher prices for existing bonds. If, on the other hand, the Fed raises rates more than expected — most likely due to persistent inflation — longer maturities would do better, and the TIPS in the portfolio could provide some ballast.

As part of our ongoing portfolio management strategy, we also hold derivative positions such as Treasury futures, Eurodollar futures and interest rate swaps. Derivatives allow more pricing flexibility than the underlying securities by themselves, and so may allow us to better act on our views regarding short- and long-term interest rates.

The investment portfolio, beginning on page 4, offers more complete details of the various government securities and sectors held by the fund as of August 31, 2022.

Looking ahead

The Fed has provided enormous support to the markets since 2007, particularly over the last two years. It is difficult to imagine unwinding that support without disruptions to financial markets and the economy. It remains to be seen just how far the Fed will go to tame inflation, but we intend to use all the tools at our disposal to navigate these volatile markets as we seek to protect and grow shareholder assets over time.

We thank you for your patience and continued support during this difficult period and look forward to reporting to you again in 12 months.

Cordially,

Fergus N. MacDonald

President

October 10, 2022

For current information about the fund, visit capitalgroup.com.

2	U.S. Government Securities Fund

The value of a long-term perspective

How a hypothetical $10,000 investment has grown (for the period October 17, 1985, to August 31, 2022, with distributions reinvested)

Fund results shown are for Class F-2 and Class A shares. Class A share results reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg source: Bloomberg Index Services Ltd.
[4]	Results of the Lipper General U.S. Government Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. Lipper source: Refinitiv Lipper. Refer to the Quarterly Statistical Update, available on our website, for the number of funds included in the Lipper category for each fund’s lifetime.
[5]	For the period October 17, 1985, commencement of fund operations, through August 31, 1986.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2022)

	1 year	5 years	10 years

Class F-2 shares	–7.73%	1.19%	1.36%
Class A shares*	–11.40	0.14	0.70

*	Assumes payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

U.S. Government Securities Fund	3

Investment portfolio August 31, 2022

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	48.58%
AAA/Aaa	48.18
AA/Aa	.12
Short-term securities & other assets less liabilities	3.12
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 96.88%	Principal amount (000)		Value (000)
Mortgage-backed obligations 48.30%
Federal agency mortgage-backed obligations 48.30%
Fannie Mae Pool #257055 6.50% 2027[1]	USD	171	$178
Fannie Mae Pool #256993 6.50% 2027[1]		93	96
Fannie Mae Pool #AZ0554 3.50% 2030[1]		129	127
Fannie Mae Pool #AY1948 3.50% 2030[1]		104	103
Fannie Mae Pool #735571 8.00% 2031[1]		67	69
Fannie Mae Pool #CA1442 3.00% 2033[1]		474	460
Fannie Mae Pool #BJ5302 3.00% 2033[1]		312	302
Fannie Mae Pool #695412 5.00% 2033[1]		4	4
Fannie Mae Pool #BO6247 2.50% 2034[1]		4,529	4,312
Fannie Mae Pool #BN3172 4.00% 2034[1]		10	10
Fannie Mae Pool #BN1085 4.00% 2034[1]		8	8
Fannie Mae Pool #AD3566 5.00% 2035[1]		43	43
Fannie Mae Pool #MA2787 4.00% 2036[1]		6,990	7,005
Fannie Mae Pool #MA2588 4.00% 2036[1]		4,359	4,368
Fannie Mae Pool #MA2717 4.00% 2036[1]		3,937	3,945
Fannie Mae Pool #MA2746 4.00% 2036[1]		3,468	3,475
Fannie Mae Pool #AS6870 4.00% 2036[1]		2,192	2,196
Fannie Mae Pool #MA2819 4.00% 2036[1]		437	438
Fannie Mae Pool #MA2856 4.00% 2036[1]		10	10
Fannie Mae Pool #MA3099 4.00% 2037[1]		3,238	3,245
Fannie Mae Pool #256860 6.50% 2037[1]		40	43
Fannie Mae Pool #256810 6.50% 2037[1]		27	29
Fannie Mae Pool #888372 6.50% 2037[1]		18	19
Fannie Mae Pool #888698 7.00% 2037[1]		41	44
Fannie Mae Pool #256828 7.00% 2037[1]		14	15
Fannie Mae Pool #970343 6.00% 2038[1]		33	34
Fannie Mae Pool #889388 7.00% 2038[1]		137	145
Fannie Mae Pool #AC0794 5.00% 2039[1]		137	143
Fannie Mae Pool #931768 5.00% 2039[1]		13	13
Fannie Mae Pool #932606 5.00% 2040[1]		60	61
Fannie Mae Pool #MA4501 2.00% 2041[1]		53,342	47,024
Fannie Mae Pool #MA4387 2.00% 2041[1]		2,124	1,878
Fannie Mae Pool #AJ1873 4.00% 2041[1]		265	265
Fannie Mae Pool #AH0351 4.50% 2041[1]		280	286

4	U.S. Government Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #AI1862 5.00% 2041[1]	USD	705	$734
Fannie Mae Pool #AI3510 5.00% 2041[1]		408	425
Fannie Mae Pool #AJ0704 5.00% 2041[1]		340	354
Fannie Mae Pool #AJ5391 5.00% 2041[1]		249	260
Fannie Mae Pool #AE1248 5.00% 2041[1]		243	254
Fannie Mae Pool #AE1277 5.00% 2041[1]		124	129
Fannie Mae Pool #AE1283 5.00% 2041[1]		67	68
Fannie Mae Pool #AE1274 5.00% 2041[1]		64	67
Fannie Mae Pool #MA4540 2.00% 2042[1]		18,922	16,681
Fannie Mae Pool #MA4570 2.00% 2042[1]		10,679	9,414
Fannie Mae Pool #MA4586 2.00% 2042[1]		3,363	2,969
Fannie Mae Pool #AJ9327 3.50% 2042[1]		28	27
Fannie Mae Pool #AE1290 5.00% 2042[1]		41	42
Fannie Mae Pool #AT5898 3.00% 2043[1]		8,420	8,004
Fannie Mae Pool #AL3829 3.50% 2043[1]		1,321	1,290
Fannie Mae Pool #AT7161 3.50% 2043[1]		340	331
Fannie Mae Pool #AR1512 3.50% 2043[1]		307	300
Fannie Mae Pool #AT0412 3.50% 2043[1]		143	139
Fannie Mae Pool #AT3954 3.50% 2043[1]		78	76
Fannie Mae Pool #AT0300 3.50% 2043[1]		66	65
Fannie Mae Pool #AX8521 3.50% 2044[1]		194	188
Fannie Mae Pool #AY1829 3.50% 2044[1]		75	73
Fannie Mae Pool #BE5017 3.50% 2045[1]		690	669
Fannie Mae Pool #BE5009 3.50% 2045[1]		382	371
Fannie Mae Pool #AY3880 4.00% 2045[1]		76	75
Fannie Mae Pool #MA2833 3.00% 2046[1]		6,910	6,512
Fannie Mae Pool #AS8310 3.00% 2046[1]		146	138
Fannie Mae Pool #BC3465 4.00% 2046[1]		7	7
Fannie Mae Pool #BM1179 3.00% 2047[1]		149	141
Fannie Mae Pool #AS8804 3.50% 2047[1]		11,942	11,569
Fannie Mae Pool #CA0770 3.50% 2047[1]		9,520	9,220
Fannie Mae Pool #BE8740 3.50% 2047[1]		645	625
Fannie Mae Pool #BD2440 3.50% 2047[1]		406	393
Fannie Mae Pool #BE8742 3.50% 2047[1]		181	177
Fannie Mae Pool #BH2846 3.50% 2047[1]		83	80
Fannie Mae Pool #BH2848 3.50% 2047[1]		75	72
Fannie Mae Pool #BH2847 3.50% 2047[1]		39	38
Fannie Mae Pool #BJ5015 4.00% 2047[1]		1,626	1,616
Fannie Mae Pool #BH3122 4.00% 2047[1]		52	51
Fannie Mae Pool #BJ4901 3.50% 2048[1]		489	473
Fannie Mae Pool #CA2850 4.00% 2048[1]		1,979	1,974
Fannie Mae Pool #BK6840 4.00% 2048[1]		1,107	1,099
Fannie Mae Pool #BK5232 4.00% 2048[1]		817	812
Fannie Mae Pool #BK9743 4.00% 2048[1]		316	313
Fannie Mae Pool #BJ4342 4.00% 2048[1]		136	134
Fannie Mae Pool #BJ6169 4.00% 2048[1]		40	39
Fannie Mae Pool #BN1172 4.50% 2048[1]		197	198
Fannie Mae Pool #BJ8318 4.50% 2048[1]		176	176
Fannie Mae Pool #BK9761 4.50% 2048[1]		137	139
Fannie Mae Pool #BO2264 3.00% 2049[1]		39,021	36,357
Fannie Mae Pool #FM1505 3.00% 2049[1]		12,301	11,459
Fannie Mae Pool #BO2890 3.00% 2049[1]		2,505	2,334
Fannie Mae Pool #BN6708 3.50% 2049[1]		12,263	11,802
Fannie Mae Pool #CA4151 3.50% 2049[1]		6,543	6,328
Fannie Mae Pool #FM1062 3.50% 2049[1]		4,872	4,711
Fannie Mae Pool #FM1443 3.50% 2049[1]		3,630	3,494
Fannie Mae Pool #FM1220 3.50% 2049[1]		3,073	2,957
Fannie Mae Pool #FM2656 3.50% 2049[1]		2,530	2,451
Fannie Mae Pool #BJ8411 3.50% 2049[1]		1,271	1,224
Fannie Mae Pool #BF0320 5.50% 2049[1]		3,890	4,156
Fannie Mae Pool #CA7606 3.00% 2050[1]		46,046	43,152
Fannie Mae Pool #CA5539 3.00% 2050[1]		14,878	13,883
Fannie Mae Pool #FM2179 3.00% 2050[1]		12,034	11,233
Fannie Mae Pool #FM2822 3.00% 2050[1]		7,368	6,873
Fannie Mae Pool #CA5338 3.00% 2050[1]		5,969	5,555
Fannie Mae Pool #FM2777 3.00% 2050[1]		3,462	3,231
Fannie Mae Pool #FM2664 3.50% 2050[1]		23,859	22,953

U.S. Government Securities Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FM2389 3.50% 2050[1]	USD	2,071	$1,992
Fannie Mae Pool #FS0433 2.50% 2051[1]		46,621	42,207
Fannie Mae Pool #FM9492 2.50% 2051[1]		14,854	13,384
Fannie Mae Pool #CA8828 2.50% 2051[1]		10,503	9,472
Fannie Mae Pool #CB2371 2.50% 2051[1]		8,533	7,688
Fannie Mae Pool #FM9804 2.50% 2051[1]		7,947	7,165
Fannie Mae Pool #FM9694 2.50% 2051[1]		7,370	6,648
Fannie Mae Pool #CB0457 2.50% 2051[1]		6,365	5,697
Fannie Mae Pool #CB2319 2.50% 2051[1]		3,319	2,986
Fannie Mae Pool #CB2372 2.50% 2051[1]		1,591	1,434
Fannie Mae Pool #BT9510 2.50% 2051[1]		1,253	1,128
Fannie Mae Pool #BT9483 2.50% 2051[1]		1,254	1,127
Fannie Mae Pool #CB2414 3.00% 2051[1]		46,382	43,498
Fannie Mae Pool #FM7694 3.00% 2051[1]		35,693	33,303
Fannie Mae Pool #CB0041 3.00% 2051[1]		34,958	32,762
Fannie Mae Pool #CB2292 3.00% 2051[1]		21,432	20,086
Fannie Mae Pool #CB2293 3.00% 2051[1]		21,518	20,083
Fannie Mae Pool #FM9632 3.00% 2051[1]		15,944	14,876
Fannie Mae Pool #FM9976 3.00% 2051[1]		10,928	10,283
Fannie Mae Pool #FM9631 3.00% 2051[1]		6,716	6,269
Fannie Mae Pool #FM7687 3.00% 2051[1]		3,265	3,051
Fannie Mae Pool #CB2544 3.00% 2052[1]		22,063	20,558
Fannie Mae Pool #FS0647 3.00% 2052[1]		6,590	6,186
Fannie Mae Pool #BF0141 5.50% 2056[1]		450	483
Fannie Mae Pool #BF0379 3.50% 2059[1]		21,182	20,381
Fannie Mae Pool #BM6693 3.50% 2059[1]		8,474	8,153
Fannie Mae Pool #BF0497 3.00% 2060[1]		27,956	25,936
Fannie Mae Pool #BF0481 3.50% 2060[1]		15,097	14,526
Fannie Mae Pool #BF0480 3.50% 2060[1]		9,580	9,273
Fannie Mae, Series 2001-4, Class NA, 9.00% 2025[1,2]		1	1
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031[1]		93	97
Fannie Mae, Series 2006-65, Class PF, (1-month USD-LIBOR + 0.28%) 2.724% 2036[1,2]		295	293
Fannie Mae, Series 1999-T2, Class A1, 7.50% 2039[1,2]		99	102
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[1]		36	38
Fannie Mae, Series 2016-M2, Class AV2, Multi Family, 2.152% 2023[1]		568	565
Fannie Mae, Series 2016-M3, Class ASQ2, Multi Family, 2.263% 2023[1]		20	20
Fannie Mae, Series 2013-M12, Class APT, Multi Family, 2.49% 2023[1,2]		688	682
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.341% 2023[1,2]		1,125	1,118
Fannie Mae, Series 2017-M3, Class AV2, Multi Family, 2.591% 2024[1,2]		760	747
Fannie Mae, Series 2017-M10, Class AV2, Multi Family, 2.639% 2024[1,2]		1,472	1,441
Fannie Mae, Series 2017-M15, Class AV2, Multi Family, 2.656% 2024[1,2]		940	917
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 2024[1,2]		1,959	1,942
Fannie Mae, Series 2016-M9, Class A1, Multi Family, 2.003% 2026[1]		43	43
Fannie Mae, Series 2016-M5, Class A1, Multi Family, 2.073% 2026[1]		1,077	1,051
Fannie Mae, Series 2016-M11, Class A1, Multi Family, 2.08% 2026[1]		1,670	1,635
Fannie Mae, Series 2016-M12, Class A1, Multi Family, 2.132% 2026[1]		113	112
Fannie Mae, Series 2016-M4, Class A1, Multi Family, 2.187% 2026[1]		136	136
Fannie Mae, Series 2006-83, Class AO, principal only, 0% 2036[1]		419	361
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[1]		268	231
Freddie Mac Pool #QS0124 1.50% 2030[1]		476	442
Freddie Mac Pool #1H1354 2.54% 2036[1,2]		66	68
Freddie Mac Pool #C91909 4.00% 2036[1]		65	65
Freddie Mac Pool #RB5138 2.00% 2041[1]		50,144	44,205
Freddie Mac Pool #QK1181 2.00% 2041[1]		7,470	6,604
Freddie Mac Pool #G06459 5.00% 2041[1]		1,270	1,328
Freddie Mac Pool #RB5148 2.00% 2042[1]		42,927	37,843
Freddie Mac Pool #RB5153 2.00% 2042[1]		13,055	11,528
Freddie Mac Pool #RB5145 2.00% 2042[1]		10,097	8,902
Freddie Mac Pool #G61082 3.00% 2043[1]		3,755	3,579
Freddie Mac Pool #Q18236 3.50% 2043[1]		459	446
Freddie Mac Pool #Q19133 3.50% 2043[1]		343	335
Freddie Mac Pool #Q17696 3.50% 2043[1]		327	318
Freddie Mac Pool #Q15874 4.00% 2043[1]		33	33
Freddie Mac Pool #Q28558 3.50% 2044[1]		1,546	1,503
Freddie Mac Pool #760014 2.80% 2045[1,2]		721	712
Freddie Mac Pool #760012 3.113% 2045[1,2]		995	990
Freddie Mac Pool #760013 3.202% 2045[1,2]		612	610

6	U.S. Government Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #G60238 3.50% 2045[1]	USD	9,017	$8,760
Freddie Mac Pool #Z40130 3.00% 2046[1]		1,691	1,610
Freddie Mac Pool #G67700 3.50% 2046[1]		3,328	3,238
Freddie Mac Pool #G60744 3.50% 2046[1]		2,040	1,978
Freddie Mac Pool #760015 2.548% 2047[1,2]		1,684	1,649
Freddie Mac Pool #Q52069 3.50% 2047[1]		914	885
Freddie Mac Pool #Q51622 3.50% 2047[1]		690	669
Freddie Mac Pool #Q47615 3.50% 2047[1]		545	528
Freddie Mac Pool #ZT0538 3.50% 2048[1]		1,752	1,695
Freddie Mac Pool #Q54701 3.50% 2048[1]		623	604
Freddie Mac Pool #Q54709 3.50% 2048[1]		617	598
Freddie Mac Pool #Q55056 3.50% 2048[1]		508	493
Freddie Mac Pool #Q54700 3.50% 2048[1]		497	482
Freddie Mac Pool #Q54782 3.50% 2048[1]		393	380
Freddie Mac Pool #Q54781 3.50% 2048[1]		385	373
Freddie Mac Pool #Q56590 3.50% 2048[1]		299	289
Freddie Mac Pool #Q54699 3.50% 2048[1]		270	262
Freddie Mac Pool #Q56591 3.50% 2048[1]		211	205
Freddie Mac Pool #Q54831 3.50% 2048[1]		188	182
Freddie Mac Pool #Q56589 3.50% 2048[1]		187	181
Freddie Mac Pool #Q54698 3.50% 2048[1]		169	164
Freddie Mac Pool #Q55060 3.50% 2048[1]		168	163
Freddie Mac Pool #G67711 4.00% 2048[1]		27,242	27,089
Freddie Mac Pool #Q56599 4.00% 2048[1]		1,146	1,137
Freddie Mac Pool #Q55971 4.00% 2048[1]		790	785
Freddie Mac Pool #Q56175 4.00% 2048[1]		747	743
Freddie Mac Pool #Q55970 4.00% 2048[1]		393	391
Freddie Mac Pool #Q58411 4.50% 2048[1]		1,526	1,553
Freddie Mac Pool #Q58436 4.50% 2048[1]		806	819
Freddie Mac Pool #Q58378 4.50% 2048[1]		562	568
Freddie Mac Pool #Q57242 4.50% 2048[1]		424	427
Freddie Mac Pool #RA1339 3.00% 2049[1]		1,804	1,680
Freddie Mac Pool #ZA6700 3.50% 2049[1]		11,491	11,058
Freddie Mac Pool #SD7502 3.50% 2049[1]		8,041	7,785
Freddie Mac Pool #RA1580 3.50% 2049[1]		4,627	4,475
Freddie Mac Pool #RA1463 3.50% 2049[1]		4,484	4,337
Freddie Mac Pool #QA1442 3.50% 2049[1]		4,350	4,187
Freddie Mac Pool #QA0284 3.50% 2049[1]		2,190	2,108
Freddie Mac Pool #QA2748 3.50% 2049[1]		580	558
Freddie Mac Pool #RA2319 3.00% 2050[1]		9,513	8,852
Freddie Mac Pool #SD0187 3.00% 2050[1]		7,230	6,763
Freddie Mac Pool #SD7513 3.50% 2050[1]		79,651	76,640
Freddie Mac Pool #RA2003 4.50% 2050[1]		6,705	6,748
Freddie Mac Pool #RA6406 2.00% 2051[1]		5,885	5,096
Freddie Mac Pool #SD7545 2.50% 2051[1]		7,010	6,318
Freddie Mac Pool #RA5259 2.50% 2051[1]		6,216	5,562
Freddie Mac Pool #RA5971 3.00% 2051[1]		2,249	2,101
Freddie Mac Pool #SD7554 2.50% 2052[1]		1,534	1,382
Freddie Mac Pool #8D0226 2.522% 2052[1,2]		6,639	6,153
Freddie Mac Pool #SD7553 3.00% 2052[1]		148,120	138,682
Freddie Mac Pool #SD7550 3.00% 2052[1]		43,848	41,262
Freddie Mac Pool #SD0873 3.50% 2052[1]		33,195	32,063
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 2.399% 2023[1,2]		2	2
Freddie Mac, Series 3156, Class PF, (1-month USD-LIBOR + 0.25%) 2.641% 2036[1,2]		573	567
Freddie Mac, Series K031, Class A1, Multi Family, 2.778% 2022[1]		29	28
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[1]		1,373	1,367
Freddie Mac, Series K033, Class A2, Multi Family, 3.06% 2023[1,2]		21,150	21,000
Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2023[1]		17,787	17,707
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2023[1]		1,333	1,329
Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 2023[1,2]		20,873	20,775
Freddie Mac, Series K058, Class A2, Multi Family, 2.653% 2026[1]		3,507	3,359
Freddie Mac, Series K065, Class A2, Multi Family, 3.243% 2027[1]		1,370	1,338
Freddie Mac, Series K074, Class A2, Multi Family, 3.60% 2028[1]		560	555
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[1]		482	410
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[1]		225	201
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[1]		192	161

U.S. Government Securities Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,2]	USD	18,984	$18,304
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]		18,696	17,991
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[1,2]		16,735	16,143
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 2056[1]		10,097	9,429
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[1]		2,037	1,941
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[1]		10,897	10,184
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,2]		11,681	11,159
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]		12,605	12,069
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]		6,519	6,257
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[1]		4,465	4,372
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 2057[1]		3,596	3,524
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-4, Class MT, 3.50% 2057[1]		1,855	1,776
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[1]		23,279	22,740
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[1]		10,726	10,268
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[1]		9,343	8,939
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[1]		4,812	4,608
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[1]		4,001	3,912
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 2058[1]		560	548
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[1]		13,967	13,428
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]		68,197	66,737
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]		14,225	13,921
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 2029[1]		43,183	40,984
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[1]		24,665	23,398
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 2030[1]		17,439	16,151
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 2030[1]		4,381	3,774
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 2032[1]		62,081	61,217
Government National Mortgage Assn. 2.00% 2052[1,3]		10,575	9,343
Government National Mortgage Assn. 2.00% 2052[1,3]		10,325	9,121
Government National Mortgage Assn. 2.50% 2052[1,3]		27,225	24,814
Government National Mortgage Assn. 2.50% 2052[1,3]		2,605	2,375
Government National Mortgage Assn. 3.00% 2052[1,3]		31,574	29,649
Government National Mortgage Assn. 3.00% 2052[1,3]		22,500	21,119
Government National Mortgage Assn. 3.50% 2052[1,3]		40,543	39,103
Government National Mortgage Assn. 4.00% 2052[1,3]		195,855	192,489
Government National Mortgage Assn. 4.00% 2052[1,3]		107,770	106,229
Government National Mortgage Assn. 4.00% 2052[1,3]		87,000	85,627
Government National Mortgage Assn. 4.50% 2052[1,3]		429,437	429,085
Government National Mortgage Assn. 4.50% 2052[1,3]		323,634	323,786
Government National Mortgage Assn. 5.00% 2052[1,3]		406,332	411,030
Government National Mortgage Assn. 5.00% 2052[1,3]		351,066	355,811
Government National Mortgage Assn. 5.50% 2052[1,3]		142,052	145,198
Government National Mortgage Assn. 5.50% 2052[1,3]		34,828	35,720
Government National Mortgage Assn. Pool #754335 6.50% 2029[1]		160	164
Government National Mortgage Assn. Pool #754334 6.50% 2032[1]		286	293
Government National Mortgage Assn. Pool #AH5901 3.75% 2034[1]		853	864
Government National Mortgage Assn. Pool #754319 6.50% 2037[1]		110	113
Government National Mortgage Assn. Pool #700778 5.50% 2038[1]		63	67
Government National Mortgage Assn. Pool #004182 5.50% 2038[1]		12	12
Government National Mortgage Assn. Pool #782365 6.00% 2038[1]		129	142
Government National Mortgage Assn. Pool #754287 6.50% 2038[1]		116	119
Government National Mortgage Assn. Pool #AA4873 6.50% 2038[1]		82	83
Government National Mortgage Assn. Pool #738836 6.50% 2038[1]		66	66
Government National Mortgage Assn. Pool #741910 4.00% 2039[1]		127	127
Government National Mortgage Assn. Pool #004367 4.00% 2039[1]		18	18
Government National Mortgage Assn. Pool #698406 5.00% 2039[1]		286	299
Government National Mortgage Assn. Pool #783690 6.00% 2039[1]		711	763
Government National Mortgage Assn. Pool #754314 6.50% 2039[1]		469	498

8	U.S. Government Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #004636 4.50% 2040[1]	USD	442		$456
Government National Mortgage Assn. Pool #736089 5.00% 2040[1]		134		137
Government National Mortgage Assn. Pool #736084 5.00% 2040[1]		107		110
Government National Mortgage Assn. Pool #783689 5.50% 2040[1]		1,232		1,333
Government National Mortgage Assn. Pool #754636 3.50% 2041[1]		460		446
Government National Mortgage Assn. Pool #005157 4.00% 2041[1]		92		88
Government National Mortgage Assn. Pool #783687 4.50% 2041[1]		4,647		4,724
Government National Mortgage Assn. Pool #783688 5.00% 2041[1]		2,036		2,138
Government National Mortgage Assn. Pool #005040 5.00% 2041[1]		29		30
Government National Mortgage Assn. Pool #005187 5.50% 2041[1]		65		66
Government National Mortgage Assn. Pool #005112 6.50% 2041[1]		160		166
Government National Mortgage Assn. Pool #754591 4.00% 2042[1]		974		982
Government National Mortgage Assn. Pool #754637 4.00% 2042[1]		576		576
Government National Mortgage Assn. Pool #AA2589 3.50% 2043[1]		868		838
Government National Mortgage Assn. Pool #MA5332 5.00% 2048[1]		13		14
Government National Mortgage Assn. Pool #MA6042 5.00% 2049[1]		27		27
Government National Mortgage Assn. Pool #892950 4.062% 2060[1,2]		588		590
Government National Mortgage Assn. Pool #710077 4.70% 2061[1]		8		8
Government National Mortgage Assn. Pool #756695 4.70% 2061[1]		4		4
Government National Mortgage Assn. Pool #710074 4.72% 2061[1]		2		2
Government National Mortgage Assn. Pool #751409 4.95% 2061[1]		1		1
Government National Mortgage Assn. Pool #756715 4.39% 2062[1]		28		28
Government National Mortgage Assn. Pool #767610 4.614% 2062[1]		—	[4]	—	[4]
Government National Mortgage Assn. Pool #759735 4.721% 2062[1]		1		1
Government National Mortgage Assn. Pool #795471 5.104% 2062[1]		1		1
Government National Mortgage Assn. Pool #894475 3.859% 2063[1,2]		1,349		1,372
Government National Mortgage Assn. Pool #767641 4.484% 2063[1]		1		1
Government National Mortgage Assn. Pool #795533 4.951% 2063[1]		—	[4]	—	[4]
Government National Mortgage Assn. Pool #AG8149 3.498% 2064[1,2]		200		200
Government National Mortgage Assn. Pool #894482 3.863% 2064[1,2]		1,802		1,834
Government National Mortgage Assn. Pool #AG8156 3.968% 2064[1,2]		222		223
Government National Mortgage Assn. Pool #AG8194 4.303% 2064[1]		12		12
Government National Mortgage Assn. Pool #AG8150 4.875% 2064[1]		2		2
Government National Mortgage Assn. Pool #AG8068 4.95% 2064[1]		2		2
Government National Mortgage Assn. Pool #AG8155 5.152% 2064[1]		4		4
Government National Mortgage Assn. Pool #AG8189 5.154% 2064[1]		3		3
Government National Mortgage Assn. Pool #AG8171 5.20% 2064[1]		1		1
Government National Mortgage Assn. Pool #AA7554 6.64% 2064[1]		45		44
Government National Mortgage Assn. Pool #AL7438 4.354% 2065[1]		2		2
Government National Mortgage Assn., Series 2003-46, Class NB, 5.00% 2033[1]		142		143
Government National Mortgage Assn., Series 2010-H23, Class PT, 5.50% 2060[1,2]		175		176
Government National Mortgage Assn., Series 2012-H23, Class FI, interest only, 0.553% 2062[1,2]		151		2
Government National Mortgage Assn., Series 2012-H20, Class PT, 2.853% 2062[1,2]		1,261		1,258
Government National Mortgage Assn., Series 2012-H12, Class FT, (1-year CMT Weekly Rate + 0.70%) 3.13% 2062[1,2]		764		762
Uniform Mortgage-Backed Security 2.00% 2037[1,3]		9,100		8,393
Uniform Mortgage-Backed Security 2.50% 2037[1,3]		28,000		26,495
Uniform Mortgage-Backed Security 4.00% 2037[1,3]		11,000		10,965
Uniform Mortgage-Backed Security 2.00% 2052[1,3]		96,904		83,385
Uniform Mortgage-Backed Security 2.00% 2052[1,3]		4,784		4,118
Uniform Mortgage-Backed Security 2.50% 2052[1,3]		41,107		36,720
Uniform Mortgage-Backed Security 2.50% 2052[1,3]		11,000		9,824
Uniform Mortgage-Backed Security 3.00% 2052[1,3]		6,326		5,858
Uniform Mortgage-Backed Security 3.50% 2052[1,3]		424,432		404,257
Uniform Mortgage-Backed Security 3.50% 2052[1,3]		68,440		65,227
Uniform Mortgage-Backed Security 4.00% 2052[1,3]		1,222,852		1,192,993
Uniform Mortgage-Backed Security 4.00% 2052[1,3]		89,507		87,388
Uniform Mortgage-Backed Security 4.50% 2052[1,3]		1,205,538		1,197,109
Uniform Mortgage-Backed Security 4.50% 2052[1,3]		195,631		194,500
Uniform Mortgage-Backed Security 5.00% 2052[1,3]		661,252		667,503
Uniform Mortgage-Backed Security 5.00% 2052[1,3]		289,100		291,475
Uniform Mortgage-Backed Security 5.50% 2052[1,3]		680,519		694,528
Uniform Mortgage-Backed Security 5.50% 2052[1,3]		87,103		89,090
Uniform Mortgage-Backed Security 6.00% 2052[1,3]		63,155		65,237

Total mortgage-backed obligations				9,158,507

U.S. Government Securities Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes 45.74%
U.S. Treasury inflation-protected securities 28.69%
U.S. Treasury Inflation-Protected Security 0.125% 2023[5]	USD	262,146	$258,439
U.S. Treasury Inflation-Protected Security 0.375% 2023[5]		305,252	302,724
U.S. Treasury Inflation-Protected Security 0.625% 2023[5]		360,714	356,430
U.S. Treasury Inflation-Protected Security 0.125% 2024[5]		725,150	715,212
U.S. Treasury Inflation-Protected Security 0.125% 2024[5]		411,722	405,757
U.S. Treasury Inflation-Protected Security 0.50% 2024[5]		274,846	272,239
U.S. Treasury Inflation-Protected Security 0.625% 2024[5]		929,076	921,643
U.S. Treasury Inflation-Protected Security 0.125% 2025[5]		116,173	114,099
U.S. Treasury Inflation-Protected Security 0.125% 2025[5]		88,355	86,581
U.S. Treasury Inflation-Protected Security 0.375% 2025[5]		682,245	674,467
U.S. Treasury Inflation-Protected Security 0.125% 2026[5]		327,455	320,315
U.S. Treasury Inflation-Protected Security 0.125% 2026[5]		180,627	176,430
U.S. Treasury Inflation-Protected Security 0.625% 2026[5]		26,762	26,624
U.S. Treasury Inflation-Protected Security 0.125% 2027[5]		246,174	239,250
U.S. Treasury Inflation-Protected Security 0.125% 2031[5]		216,178	205,500
U.S. Treasury Inflation-Protected Security 0.125% 2032[5]		56,191	53,057
U.S. Treasury Inflation-Protected Security 2.125% 2041[5]		3,719	4,388
U.S. Treasury Inflation-Protected Security 0.75% 2042[5,6]		112,126	104,852
U.S. Treasury Inflation-Protected Security 0.625% 2043[5]		43,659	39,339
U.S. Treasury Inflation-Protected Security 1.00% 2049[5]		58,145	56,846
U.S. Treasury Inflation-Protected Security 0.25% 2050[5]		1,803	1,451
U.S. Treasury Inflation-Protected Security 0.125% 2051[5]		67,000	52,181
U.S. Treasury Inflation-Protected Security 0.125% 2052[5]		66,835	52,345
			5,440,169

U.S. Treasury 17.05%
U.S. Treasury 0.50% 2023		30,000	29,573
U.S. Treasury 1.50% 2023		2,000	1,989
U.S. Treasury 2.625% 2023		30,888	30,715
U.S. Treasury 2.75% 2023		9,293	9,255
U.S. Treasury 2.75% 2023		8,600	8,552
U.S. Treasury 2.875% 2023		16,500	16,393
U.S. Treasury 2.875% 2023		1,080	1,072
U.S. Treasury (3-month U.S. Treasury Bill Yield + 0.034%) 2.935% 2023[2]		50,000	50,039
U.S. Treasury 0.375% 2024		100,000	95,121
U.S. Treasury 1.50% 2024[6]		18,000	17,238
U.S. Treasury 1.50% 2024		500	480
U.S. Treasury 1.75% 2024		38,572	37,402
U.S. Treasury 1.75% 2024		18,000	17,312
U.S. Treasury 2.00% 2024		72,000	70,315
U.S. Treasury 2.00% 2024		45,000	43,840
U.S. Treasury 2.00% 2024		17,400	16,971
U.S. Treasury 3.00% 2024		44,000	43,612
U.S. Treasury 0.25% 2025		500	454
U.S. Treasury 0.375% 2025		1,320	1,194
U.S. Treasury 2.875% 2025[6]		1,000	983
U.S. Treasury 2.875% 2025		500	492
U.S. Treasury 3.125% 2025		32,000	31,671
U.S. Treasury 0.375% 2026		108,240	97,446
U.S. Treasury 0.875% 2026		53,740	48,540
U.S. Treasury 1.25% 2026		23,960	21,894
U.S. Treasury 1.375% 2026		25,000	23,102
U.S. Treasury 2.125% 2026		22,750	21,700
U.S. Treasury 2.25% 2026		5,200	4,992
U.S. Treasury 2.375% 2026		50,000	48,203
U.S. Treasury 2.625% 2026		49,000	47,681
U.S. Treasury 0.375% 2027		84,600	72,918
U.S. Treasury 0.50% 2027		100,955	87,815
U.S. Treasury 0.50% 2027		18,790	16,266
U.S. Treasury 0.50% 2027		14,000	12,226
U.S. Treasury 0.625% 2027		23,500	20,380
U.S. Treasury 0.625% 2027		12,500	10,867
U.S. Treasury 1.50% 2027		11,000	10,149
U.S. Treasury 2.375% 2027		10,000	9,562
U.S. Treasury 2.625% 2027		3,000	2,905
U.S. Treasury 2.75% 2027		174,576	169,850
U.S. Treasury 2.75% 2027		48,950	47,636

10	U.S. Government Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.25% 2027	USD	66,300	$65,968
U.S. Treasury 0.75% 2028		2,900	2,527
U.S. Treasury 1.25% 2028		59,360	52,735
U.S. Treasury 1.25% 2028		6,300	5,609
U.S. Treasury 1.75% 2029		25,000	22,721
U.S. Treasury 2.625% 2029		63,533	60,880
U.S. Treasury 2.875% 2029		28,000	27,219
U.S. Treasury 3.125% 2029		135,467	134,080
U.S. Treasury 0.625% 2030		30,880	25,440
U.S. Treasury 0.625% 2030		14,510	11,900
U.S. Treasury 6.25% 2030		5,250	6,318
U.S. Treasury 1.375% 2031		20,000	17,122
U.S. Treasury 1.625% 2031		173,244	152,956
U.S. Treasury 1.875% 2032		15,000	13,400
U.S. Treasury 5.00% 2037		1,500	1,818
U.S. Treasury 1.125% 2040		144,100	97,042
U.S. Treasury 1.125% 2040		20,500	13,940
U.S. Treasury 1.375% 2040		4,914	3,452
U.S. Treasury 4.625% 2040		5,600	6,553
U.S. Treasury 1.75% 2041		55,890	41,446
U.S. Treasury 1.875% 2041		140,195	107,293
U.S. Treasury 2.25% 2041		44,863	36,514
U.S. Treasury 3.125% 2041		10,000	9,398
U.S. Treasury 4.375% 2041		7,000	7,878
U.S. Treasury 2.75% 2042		27,000	23,638
U.S. Treasury 2.75% 2042		6,000	5,265
U.S. Treasury 3.25% 2042		42,000	40,084
U.S. Treasury 2.875% 2043		10,880	9,683
U.S. Treasury 3.375% 2044		18,500	17,821
U.S. Treasury 2.50% 2045		60,000	49,528
U.S. Treasury 2.875% 2045		5,000	4,415
U.S. Treasury 3.00% 2045		3,500	3,162
U.S. Treasury 3.00% 2045		3,350	3,023
U.S. Treasury 2.50% 2046		50,000	41,137
U.S. Treasury, principal only, 0% 2047[6]		1,000	414
U.S. Treasury 2.75% 2047		7,250	6,299
U.S. Treasury 2.75% 2047		3,000	2,603
U.S. Treasury 3.00% 2047		29,425	26,653
U.S. Treasury 3.00% 2048		9,435	8,626
U.S. Treasury 3.125% 2048		6,500	6,105
U.S. Treasury 3.375% 2048		28,375	28,054
U.S. Treasury 2.25% 2049		16,800	13,433
U.S. Treasury 2.375% 2049		8,250	6,786
U.S. Treasury 2.875% 2049		94,000	85,334
U.S. Treasury 3.00% 2049		6,000	5,570
U.S. Treasury 1.25% 2050[6]		188,750	116,435
U.S. Treasury 1.375% 2050		50,380	32,141
U.S. Treasury 1.625% 2050[6]		292,196	199,469
U.S. Treasury 2.00% 2050		61,860	46,690
U.S. Treasury 1.875% 2051		52,054	37,886
U.S. Treasury 1.875% 2051		18,120	13,164
U.S. Treasury 2.00% 2051		76,124	57,051
U.S. Treasury 2.375% 2051		21,100	17,332
U.S. Treasury 2.25% 2052		500	398
U.S. Treasury 3.00% 2052[6]		106,000	100,170
			3,231,383

Total U.S. Treasury bonds & notes			8,671,552

Federal agency bonds & notes 2.84%
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 2026		1,230	1,192
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC 2.646% 2026		658	642
Fannie Mae 0.625% 2025[6]		318,800	295,395
Fannie Mae 0.75% 2027		21,700	19,067
Fannie Mae 0.875% 2030		63,500	52,291
Fannie Mae 7.125% 2030		5,000	6,197

U.S. Government Securities Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Federal agency bonds & notes (continued)
Federal Home Loan Bank 3.375% 2023	USD	14,160	$14,125
Federal Home Loan Bank 3.25% 2028		56,500	56,255
Federal Home Loan Bank 5.50% 2036		1,000	1,195
Freddie Mac 0.375% 2023		25,000	24,507
Private Export Funding Corp. 3.55% 2024		14,300	14,280
Small Business Administration, Series 2003-20B, 4.84% 2023		30	31
Tennessee Valley Authority 0.75% 2025		13,200	12,243
Tennessee Valley Authority 2.875% 2027		5,000	4,901
Tennessee Valley Authority 4.65% 2035		4,480	4,782
Tennessee Valley Authority 5.88% 2036		3,625	4,340
Tennessee Valley Authority, Series 2008, Class A, 4.875% 2048		3,300	3,644
TVA Southaven 3.846% 2033		1,562	1,497
U.S. Agency for International Development, Israel (State of), Class 1A, 5.50% 2023		5,000	5,096
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025		3,125	3,066
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023		500	496
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024		750	741
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025		875	855
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026		875	852
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027		3,850	3,729
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028		1,250	1,205
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029		850	816
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030		825	824
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031		825	825
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032		800	800
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033		675	658
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.82% 2032		1,367	1,342
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.938% 2032		1,078	1,086
			538,975

Total bonds, notes & other debt instruments (cost: $19,437,574,000)			18,369,034

Short-term securities 42.22%		Shares
Money market investments 19.36%
Capital Group Central Cash Fund 2.26%[7,8]		36,716,294	3,670,895

	Weighted average yield at acquisition	Principal amount (000)
Federal agency bills & notes 12.57%
Fannie Mae 9/7/2022	2.090%	USD	15,000	14,994
Federal Farm Credit Banks 10/19/2022	2.000		40,000	39,866
Federal Farm Credit Banks 11/8/2022	2.230		6,500	6,467
Federal Farm Credit Banks 11/9/2022	2.600		50,000	49,743
Federal Home Loan Bank 9/2/2022	1.799		123,150	123,142
Federal Home Loan Bank 9/6/2022	2.190		112,050	112,015
Federal Home Loan Bank 9/7/2022	1.773		304,350	304,235
Federal Home Loan Bank 9/8/2022	2.155		87,400	87,361
Federal Home Loan Bank 9/9/2022	2.105		300,300	300,148
Federal Home Loan Bank 9/12/2022	1.881		86,000	85,940
Federal Home Loan Bank 9/13/2022	2.210		13,350	13,340
Federal Home Loan Bank 9/19/2022	2.247		126,200	126,056
Federal Home Loan Bank 9/21/2022	1.810		80,000	79,897
Federal Home Loan Bank 9/23/2022	2.260		80,000	79,887
Federal Home Loan Bank 9/28/2022	1.840		110,000	109,809
Federal Home Loan Bank 10/5/2022	1.962		216,000	215,527
Federal Home Loan Bank 10/6/2022	2.045		47,250	47,141
Federal Home Loan Bank 10/7/2022	1.998		150,000	149,643
Federal Home Loan Bank 10/11/2022	1.932		100,000	99,729
Federal Home Loan Bank 10/12/2022	2.242		190,281	189,753

12	U.S. Government Securities Fund

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Federal agency bills & notes (continued)
Federal Home Loan Bank 10/31/2022	2.452%	USD	50,000	$49,782
Federal Home Loan Bank 12/2/2022	1.592		50,000	49,631
Federal Home Loan Bank 12/6/2022	1.528		50,000	49,612

Total federal agency bills & notes				2,383,718

U.S. Treasury bills 10.29%
U.S. Treasury 9/6/2022	1.652		93,500	93,473
U.S. Treasury 9/13/2022	2.124		80,000	79,943
U.S. Treasury 9/15/2022	0.830		150,000	149,875
U.S. Treasury 9/20/2022	1.213		99,850	99,737
U.S. Treasury 9/22/2022	0.892		200,000	199,755
U.S. Treasury 9/29/2022	1.708		100,000	99,833
U.S. Treasury 10/4/2022	1.371		100,000	99,785
U.S. Treasury 10/13/2022	2.176		350,000	349,049
U.S. Treasury 10/20/2022	2.425		383,500	382,195
U.S. Treasury 11/25/2022	1.479		400,000	397,355
				1,951,000

Total short-term securities (cost: $8,007,905,000)				8,005,613
Total investment securities 139.10% (cost: $27,445,479,000)				26,374,647
Other assets less liabilities (39.10%)				(7,413,583)

Net assets 100.00%				$18,961,064

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 8/31/2022 (000)
30 Day Federal Funds Futures	Long	7,651	September 2022	USD	3,113,808	$(454)
30 Day Federal Funds Futures	Long	2,681	November 2022		1,083,602	245
30 Day Federal Funds Futures	Long	2,960	December 2022		1,190,879	(729)
30 Day Federal Funds Futures	Short	71	February 2023		(28,482)	139
90 Day Eurodollar Futures	Long	3,812	December 2022		914,260	(29,081)
3 Month SOFR Futures	Long	3	March 2023		722	(3)
3 Month SOFR Futures	Short	3,180	June 2023		(764,234)	4,734
90 Day Eurodollar Futures	Long	17,770	September 2023		4,268,132	(135,834)
90 Day Eurodollar Futures	Short	10,965	December 2023		(2,638,864)	75,670
90 Day Eurodollar Futures	Short	10,342	December 2024		(2,502,376)	42,555
2 Year U.S. Treasury Note Futures	Short	10,139	December 2022		(2,112,239)	3,385
5 Year U.S. Treasury Note Futures	Long	41,523	December 2022		4,601,592	(20,853)
10 Year U.S. Treasury Note Futures	Long	7,657	December 2022		895,151	(4,972)
10 Year Ultra U.S. Treasury Note Futures	Long	3,816	December 2022		477,715	(2,870)
20 Year U.S. Treasury Bond Futures	Long	3,523	December 2022		478,577	(1,912)
30 Year Ultra U.S. Treasury Bond Futures	Short	2,168	December 2022		(324,116)	(1,270)
						$(71,250)

U.S. Government Securities Fund	13

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		8/31/2022 (000)	(received) (000)	at 8/31/2022 (000)
1.955%	Annual	U.S. EFFR	Annual	9/21/2022	USD	4,119,500	$(1,144)	$—	$(1,144)
1.2525%	Annual	U.S. EFFR	Annual	2/14/2023		586,311	(5,588)	—	(5,588)
3-month USD-LIBOR	Quarterly	1.495%	Semi-annual	11/10/2023		115,000	3,225	—	3,225
U.S. EFFR	Annual	2.4325%	Annual	12/21/2023		94,000	1,521	—	1,521
0.2405%	Annual	U.S. EFFR	Annual	3/1/2024		467,500	(23,345)	—	(23,345)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024		718,900	24,668	—	24,668
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024		336,442	(566)	—	(566)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024		363,558	(595)	—	(595)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024		309,200	(677)	—	(677)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024		47,859	(137)	—	(137)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024		227,000	(750)	—	(750)
U.S. EFFR	Annual	0.126%	Annual	6/25/2025		148,100	12,932	—	12,932
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025		148,100	12,926	—	12,926
U.S. EFFR	Annual	0.106%	Annual	6/30/2025		165,373	14,582	—	14,582
3-month USD-LIBOR	Quarterly	1.867%	Semi-annual	7/11/2025		199,200	9,478	—	9,478
2.925%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028		48,600	(845)	—	(845)
2.91%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028		60,800	(1,099)	—	(1,099)
2.908%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028		60,700	(1,103)	—	(1,103)
2.92%	Semi-annual	3-month USD-LIBOR	Quarterly	2/2/2028		45,900	(807)	—	(807)
3.16%	Annual	SOFR	Annual	6/20/2028		39,600	395	—	395
U.S. EFFR	Annual	2.32625%	Annual	4/18/2029		60,500	2,476	—	2,476
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030		233,200	38,263	—	38,263
0.913%	Semi-annual	3-month USD-LIBOR	Quarterly	6/9/2030		235,000	(37,414)	—	(37,414)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030		111,300	18,505	—	18,505
SOFR	Annual	3.10%	Annual	6/20/2033		21,400	(393)	—	(393)
3-month USD-LIBOR	Quarterly	2.9625%	Semi-annual	2/1/2038		36,300	571	—	571
3-month USD-LIBOR	Quarterly	2.963%	Semi-annual	2/1/2038		36,300	569	—	569
3-month USD-LIBOR	Quarterly	2.986%	Semi-annual	2/1/2038		29,200	409	—	409
0.833%	Semi-annual	3-month USD-LIBOR	Quarterly	4/3/2040		21,600	(7,006)	—	(7,006)
3-month USD-LIBOR	Quarterly	0.81%	Semi-annual	7/28/2045		242,600	92,988	(144)	93,132
							$152,039	$(144)	$152,183

Investments in affiliates8

	Value of affiliate at 9/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (000)		Net unrealized appreciation (000)	Value of affiliate at 8/31/2022 (000)	Dividend income (000)
Short-term securities 19.36%
Money market investments 19.36%
Capital Group Central Cash Fund 2.26%[7]	$—	$4,020,201	$349,488	$—	[4]	$182	$3,670,895	$4,583

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[3]	Purchased on a TBA basis.
[4]	Amount less than one thousand.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $136,302,000, which represented .72% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 8/31/2022.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

14	U.S. Government Securities Fund

Key to abbreviations

Assn. = Association

CMT = Constant Maturity Treasury

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

U.S. Government Securities Fund	15

Financial statements

Statement of assets and liabilities at August 31, 2022	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $23,774,766)	$22,703,752
Affiliated issuers (cost: $3,670,713)	3,670,895	$26,374,647
Cash		547
Cash collateral pledged for swap contracts		12
Receivables for:
Sales of investments	7,131,311
Sales of fund’s shares	9,597
Dividends and interest	40,758
Variation margin on futures contracts	4,056
Variation margin on centrally cleared swap contracts	2,509	7,188,231
		33,563,437
Liabilities:
Payables for:
Purchases of investments	14,500,941
Repurchases of fund’s shares	86,880
Dividends on fund’s shares	1,120
Investment advisory services	4,334
Services provided by related parties	1,750
Trustees’ deferred compensation	286
Variation margin on futures contracts	5,675
Variation margin on centrally cleared swap contracts	1,356
Other	31	14,602,373
Net assets at August 31, 2022		$18,961,064

Net assets consist of:
Capital paid in on shares of beneficial interest		$21,147,734
Total accumulated loss		(2,186,670)
Net assets at August 31, 2022		$18,961,064

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,483,365 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$3,316,901	259,461	$12.78
Class C	129,213	10,172	12.70
Class T	9	1	12.78
Class F-1	132,416	10,360	12.78
Class F-2	757,964	59,289	12.78
Class F-3	878,631	68,723	12.79
Class 529-A	176,612	13,815	12.78
Class 529-C	9,683	764	12.68
Class 529-E	8,990	703	12.78
Class 529-T	11	1	12.78
Class 529-F-1	9	1	12.78
Class 529-F-2	23,689	1,853	12.79
Class 529-F-3	9	1	12.79
Class R-1	7,159	563	12.71
Class R-2	88,588	6,972	12.71
Class R-2E	9,278	726	12.77
Class R-3	114,178	8,936	12.78
Class R-4	105,199	8,228	12.79
Class R-5E	39,132	3,062	12.78
Class R-5	46,018	3,598	12.79
Class R-6	13,117,375	1,026,136	12.78

Refer to the notes to financial statements.

16	U.S. Government Securities Fund

Financial statements (continued)

Statement of operations for the year ended August 31, 2022	(dollars in thousands)

Investment income:
Income:
Interest from unaffiliated issuers	$594,883
Dividends from affiliated issuers	4,583	$599,466
Fees and expenses*:
Investment advisory services	45,016
Distribution services	13,656
Transfer agent services	6,650
Administrative services	6,662
529 plan services	142
Reports to shareholders	271
Registration statement and prospectus	808
Trustees’ compensation	39
Auditing and legal	41
Custodian	63
Other	39	73,387
Net investment income		526,079

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(1,070,141)
Affiliated issuers	— †
Futures contracts	(209,583)
Swap contracts	188,592	(1,091,132)
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(1,185,231)
Affiliated issuers	182
Futures contracts	(46,926)
Swap contracts	(307)	(1,232,282)
Net realized loss and unrealized depreciation		(2,323,414)

Net decrease in net assets resulting from operations		$(1,797,335)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

Statements of changes in net assets

(dollars in thousands)

	Year ended August 31,
	2022	2021
Operations:
Net investment income	$526,079	$199,105
Net realized (loss) gain	(1,091,132)	34,480
Net unrealized depreciation	(1,232,282)	(233,980)
Net decrease in net assets resulting from operations	(1,797,335)	(395)

Distributions paid or accrued to shareholders	(555,318)	(1,047,270)

Net capital share transactions	(1,555,049)	4,716,292

Total (decrease) increase in net assets	(3,907,702)	3,668,627

Net assets:
Beginning of year	22,868,766	19,200,139
End of year	$18,961,064	$22,868,766

Refer to the notes to financial statements.

U.S. Government Securities Fund	17

Notes to financial statements

1. Organization

The American Funds Income Series (the “trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the “fund”). The fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

18	U.S. Government Securities Fund

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues.

U.S. Government Securities Fund	19

The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$9,158,507	$—	$9,158,507
U.S. Treasury bonds & notes	—	8,671,552	—	8,671,552
Federal agency bonds & notes	—	538,975	—	538,975
Short-term securities	3,670,895	4,334,718	—	8,005,613
Total	$3,670,895	$22,703,752	$—	$26,374,647

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$126,728	$—	$—	$126,728
Unrealized appreciation on centrally cleared interest rate swaps	—	233,652	—	233,652
Liabilities:
Unrealized depreciation on futures contracts	(197,978)	—	—	(197,978)
Unrealized depreciation on centrally cleared interest rate swaps	—	(81,469)	—	(81,469)
Total	$(71,250)	$152,183	$—	$80,933

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

20	U.S. Government Securities Fund

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, repayments of debt securities may occur more slowly than anticipated, causing the market prices of such securities to decline. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the fund.

U.S. Government Securities Fund	21

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are subject to additional risks, including operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $27,145,579,000.

22	U.S. Government Securities Fund

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $13,018,498,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and interest rate swaps as of, or for the year ended, August 31, 2022 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$126,728	Unrealized depreciation*	$197,978
Swap (centrally cleared)	Interest	Unrealized appreciation*	233,652	Unrealized depreciation*	81,469
			$360,380		$279,447

Refer to the end of the tables for footnote.

U.S. Government Securities Fund	23

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(209,583)	Net unrealized depreciation on futures contracts	$(46,926)
Swap	Interest	Net realized gain on swap contracts	188,592	Net unrealized depreciation on swap contracts	(307)
			$(20,991)		$(47,233)

*	Includes cumulative appreciation/depreciation on futures contracts and centrally cleared interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, interest rate swaps and future delivery contracts. For futures contracts and centrally cleared interest rate swaps, the fund pledges collateral for initial and variation margin by contract. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended August 31, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2022, the fund reclassified $14,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$8,692
Capital loss carryforward[1]	(1,251,987)
Gross unrealized appreciation on investments	432,943
Gross unrealized depreciation on investments	(1,374,695)
Net unrealized depreciation on investments	(941,752)
Cost of investments	27,397,476

[1]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

24	U.S. Government Securities Fund

Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended August 31, 2022					Year ended August 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid or accrued		Ordinary income		Long-term capital gains		Total distributions paid or accrued
Class A	$81,758		$—	$81,758		$143,334		$63,818		$207,152
Class C	2,406		—	2,406		5,814		3,101		8,915
Class T	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class F-1	3,030		—	3,030		9,591		4,722		14,313
Class F-2	20,799		—	20,799		31,931		13,131		45,062
Class F-3	21,726		—	21,726		24,445		9,161		33,606
Class 529-A	4,364		—	4,364		7,820		3,454		11,274
Class 529-C	187		—	187		480		255		735
Class 529-E	210		—	210		423		201		624
Class 529-T	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-F-1	—	[2]	—	—	[2]	46		—	[2]	46
Class 529-F-2[3]	627		—	627		941		405		1,346
Class 529-F-3[3]	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class R-1	130		—	130		252		128		380
Class R-2	1,599		—	1,599		3,269		1,734		5,003
Class R-2E	200		—	200		400		202		602
Class R-3	2,465		—	2,465		4,562		2,206		6,768
Class R-4	2,656		—	2,656		5,641		2,518		8,159
Class R-5E	982		—	982		730		268		998
Class R-5	1,357		—	1,357		2,389		958		3,347
Class R-6	410,822		—	410,822		506,447		192,493		698,940
Total	$555,318		$—	$555,318		$748,515		$298,755		$1,047,270

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.120% on such assets in excess of $21 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2022, the investment advisory services fees were $45,016,000, which were equivalent to an annualized rate of 0.203% of average daily net assets.

U.S. Government Securities Fund	25

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended August 31, 2022, the 529 plan services fees were $142,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

26	U.S. Government Securities Fund

For the year ended August 31, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$9,376	$4,311		$1,110		Not applicable
Class C	1,511	171		45		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	342	217		41		Not applicable
Class F-2	Not applicable	903		251		Not applicable
Class F-3	Not applicable	2		236		Not applicable
Class 529-A	453	214		60		$115
Class 529-C	122	13		4		7
Class 529-E	53	6		3		6
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	17		7		14
Class 529-F-3	Not applicable	—		—	*	—	*
Class R-1	80	6		2		Not applicable
Class R-2	728	322		29		Not applicable
Class R-2E	67	23		3		Not applicable
Class R-3	629	191		38		Not applicable
Class R-4	295	119		35		Not applicable
Class R-5E	Not applicable	61		12		Not applicable
Class R-5	Not applicable	30		17		Not applicable
Class R-6	Not applicable	44		4,769		Not applicable
Total class-specific expenses	$13,656	$6,650		$6,662		$142

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $39,000 in the fund’s statement of operations reflects $72,000 in current fees (either paid in cash or deferred) and a net decrease of $33,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase investment securities from, or sell investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended August 31, 2022, the fund did not engage in any such purchase or sale transactions with any related funds.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2022.

U.S. Government Securities Fund	27

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2022

Class A	$584,257	42,757	$80,352		6,027		$(998,736)	(73,408)	$(334,127)	(24,624)
Class C	27,042	2,010	2,368		180		(59,782)	(4,423)	(30,372)	(2,233)
Class T	—	—	—		—		—	—	—	—
Class F-1	45,708	3,379	2,953		222		(44,128)	(3,254)	4,533	347
Class F-2	518,012	38,446	19,984		1,496		(556,974)	(41,541)	(18,978)	(1,599)
Class F-3	508,284	37,563	21,138		1,588		(282,671)	(20,948)	246,751	18,203
Class 529-A	36,478	2,678	4,335		325		(59,846)	(4,402)	(19,033)	(1,399)
Class 529-C	3,141	232	185		14		(6,845)	(506)	(3,519)	(260)
Class 529-E	1,383	100	207		15		(3,600)	(264)	(2,010)	(149)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-2	7,069	520	624		47		(8,271)	(606)	(578)	(39)
Class 529-F-3	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class R-1	1,269	94	129		10		(3,847)	(278)	(2,449)	(174)
Class R-2	23,100	1,705	1,585		120		(32,279)	(2,381)	(7,594)	(556)
Class R-2E	4,030	292	200		15		(5,856)	(430)	(1,626)	(123)
Class R-3	48,851	3,568	2,442		183		(60,573)	(4,429)	(9,280)	(678)
Class R-4	47,995	3,522	2,607		195		(61,795)	(4,543)	(11,193)	(826)
Class R-5E	14,123	1,037	979		74		(12,179)	(896)	2,923	215
Class R-5	15,755	1,148	1,313		97		(29,106)	(2,144)	(12,038)	(899)
Class R-6	1,675,111	121,539	410,589		30,711		(3,442,159)	(263,154)	(1,356,459)	(110,904)
Total net increase (decrease)	$3,561,608	260,590	$551,990		41,319		$(5,668,647)	(427,607)	$(1,555,049)	(125,698)

Refer to the end of the tables for footnotes.

28	U.S. Government Securities Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2021

Class A	$1,190,903	81,807	$205,077		14,264		$(1,439,157)	(100,305)	$(43,177)	(4,234)
Class C	66,892	4,608	8,849		618		(101,994)	(7,137)	(26,253)	(1,911)
Class T	—	—	—		—		—	—	—	—
Class F-1	86,312	5,912	14,036		975		(257,972)	(17,977)	(157,624)	(11,090)
Class F-2	549,616	37,862	43,567		3,030		(525,182)	(36,471)	68,001	4,421
Class F-3	520,229	36,039	32,585		2,268		(429,033)	(29,855)	123,781	8,452
Class 529-A	52,334	3,614	11,250		783		(80,544)	(5,605)	(16,960)	(1,208)
Class 529-C	4,786	332	735		51		(8,501)	(594)	(2,980)	(211)
Class 529-E	3,030	209	623		44		(4,940)	(345)	(1,287)	(92)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	2,216	148	21		2		(29,969)	(2,012)	(27,732)	(1,862)
Class 529-F-2[3]	35,706	2,416	1,343		93		(8,851)	(617)	28,198	1,892
Class 529-F-3[3]	10	1	—	[2]	—	[2]	—	—	10	1
Class R-1	6,154	430	380		26		(4,765)	(335)	1,769	121
Class R-2	34,658	2,399	4,993		348		(55,130)	(3,833)	(15,479)	(1,086)
Class R-2E	9,959	679	602		42		(9,402)	(652)	1,159	69
Class R-3	66,698	4,600	6,753		470		(87,503)	(6,069)	(14,052)	(999)
Class R-4	60,849	4,193	8,122		565		(110,296)	(7,693)	(41,325)	(2,935)
Class R-5E	38,493	2,698	989		69		(14,123)	(984)	25,359	1,783
Class R-5	30,952	2,133	3,324		231		(34,436)	(2,387)	(160)	(23)
Class R-6	4,970,883	344,121	698,825		48,645		(854,664)	(59,127)	4,815,044	333,639
Total net increase (decrease)	$7,730,680	534,201	$1,042,074		72,524		$(4,056,462)	(281,998)	$4,716,292	324,727

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $83,907,650,000 and $77,936,681,000, respectively, during the year ended August 31, 2022.

U.S. Government Securities Fund	29

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
8/31/2022	$14.21	$.28	$(1.40)	$(1.12)	$(.31)	$—	$(.31)	$12.78	(7.98)%	$3,317		.61%		.61%		2.08%
8/31/2021	14.95	.09	(.15)	(.06)	(.12)	(.56)	(.68)	14.21	(.37)	4,038		.61		.61		.61
8/31/2020	14.10	.13	1.06	1.19	(.19)	(.15)	(.34)	14.95	8.61	4,311		.65		.65		.87
8/31/2019	13.38	.24	.74	.98	(.26)	—	(.26)	14.10	7.38	2,837		.66		.66		1.77
8/31/2018	13.89	.21	(.51)	(.30)	(.21)	—	(.21)	13.38	(2.15)	2,544		.64		.64		1.58
Class C:
8/31/2022	14.14	.18	(1.40)	(1.22)	(.22)	—	(.22)	12.70	(8.65)	129		1.35		1.35		1.30
8/31/2021	14.90	(.02)	(.13)	(.15)	(.05)	(.56)	(.61)	14.14	(1.11)	176		1.31		1.31		(.11)
8/31/2020	14.06	.03	1.06	1.09	(.10)	(.15)	(.25)	14.90	7.95	213		1.34		1.34		.20
8/31/2019	13.34	.14	.74	.88	(.16)	—	(.16)	14.06	6.53	186		1.41		1.41		1.01
8/31/2018	13.86	.11	(.52)	(.41)	(.11)	—	(.11)	13.34	(2.91)	201		1.42		1.42		.80
Class T:
8/31/2022	14.21	.32	(1.41)	(1.09)	(.34)	—	(.34)	12.78	(7.74)[5]	—	[6]	.36	[5]	.36	[5]	2.37	[5]
8/31/2021	14.95	.13	(.15)	(.02)	(.16)	(.56)	(.72)	14.21	(.11)[5]	—	[6]	.35	[5]	.35	[5]	.89	[5]
8/31/2020	14.09	.18	1.06	1.24	(.23)	(.15)	(.38)	14.95	8.99 [5]	—	[6]	.37	[5]	.37	[5]	1.21	[5]
8/31/2019	13.37	.27	.74	1.01	(.29)	—	(.29)	14.09	7.64 [5]	—	[6]	.42	[5]	.42	[5]	2.01	[5]
8/31/2018	13.89	.24	(.52)	(.28)	(.24)	—	(.24)	13.37	(1.99)[5]	—	[6]	.42	[5]	.42	[5]	1.81	[5]
Class F-1:
8/31/2022	14.21	.28	(1.41)	(1.13)	(.30)	—	(.30)	12.78	(8.01)	132		.65		.65		2.08
8/31/2021	14.95	.07	(.13)	(.06)	(.12)	(.56)	(.68)	14.21	(.38)	142		.62		.62		.46
8/31/2020	14.10	.14	1.06	1.20	(.20)	(.15)	(.35)	14.95	8.65	315		.61		.61		.96
8/31/2019	13.37	.24	.75	.99	(.26)	—	(.26)	14.10	7.39	294		.65		.65		1.78
8/31/2018	13.89	.21	(.52)	(.31)	(.21)	—	(.21)	13.37	(2.17)	279		.66		.66		1.59
Class F-2:
8/31/2022	14.21	.32	(1.41)	(1.09)	(.34)	—	(.34)	12.78	(7.73)	758		.35		.35		2.36
8/31/2021	14.95	.13	(.14)	(.01)	(.17)	(.56)	(.73)	14.21	(.09)	866		.32		.32		.91
8/31/2020	14.10	.17	1.07	1.24	(.24)	(.15)	(.39)	14.95	8.95	844		.34		.34		1.20
8/31/2019	13.38	.28	.73	1.01	(.29)	—	(.29)	14.10	7.68	636		.38		.38		2.06
8/31/2018	13.89	.25	(.51)	(.26)	(.25)	—	(.25)	13.38	(1.90)	386		.39		.39		1.87
Class F-3:
8/31/2022	14.22	.36	(1.43)	(1.07)	(.36)	—	(.36)	12.79	(7.56)	879		.24		.24		2.64
8/31/2021	14.95	.15	(.14)	.01	(.18)	(.56)	(.74)	14.22	.02	718		.21		.21		1.05
8/31/2020	14.10	.18	1.07	1.25	(.25)	(.15)	(.40)	14.95	9.06	629		.23		.23		1.26
8/31/2019	13.38	.30	.73	1.03	(.31)	—	(.31)	14.10	7.79	369		.27		.27		2.17
8/31/2018	13.89	.27	(.52)	(.25)	(.26)	—	(.26)	13.38	(1.79)	197		.28		.28		1.98
Class 529-A:
8/31/2022	14.21	.28	(1.41)	(1.13)	(.30)	—	(.30)	12.78	(8.00)	177		.63		.63		2.06
8/31/2021	14.95	.09	(.14)	(.05)	(.13)	(.56)	(.69)	14.21	(.36)	216		.60		.60		.62
8/31/2020	14.10	.13	1.06	1.19	(.19)	(.15)	(.34)	14.95	8.63	246		.63		.63		.89
8/31/2019	13.37	.24	.74	.98	(.25)	—	(.25)	14.10	7.33	160		.70		.70		1.73
8/31/2018	13.89	.21	(.53)	(.32)	(.20)	—	(.20)	13.37	(2.21)	135		.70		.70		1.53

Refer to the end of the table for footnotes.

30	U.S. Government Securities Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
8/31/2022	$14.12	$.17		$(1.39)	$(1.22)	$(.22)	$—	$(.22)	$12.68	(8.70)%	$10		1.40%		1.40%		1.22%
8/31/2021	14.89	(.02)		(.14)	(.16)	(.05)	(.56)	(.61)	14.12	(1.10)	14		1.34		1.34		(.14)
8/31/2020	14.05	.03		1.06	1.09	(.10)	(.15)	(.25)	14.89	7.87	18		1.37		1.37		.23
8/31/2019	13.33	.13		.74	.87	(.15)	—	(.15)	14.05	6.59	29		1.42		1.42		1.00
8/31/2018	13.84	.10		(.51)	(.41)	(.10)	—	(.10)	13.33	(2.94)	32		1.45		1.45		.76
Class 529-E:
8/31/2022	14.21	.25		(1.40)	(1.15)	(.28)	—	(.28)	12.78	(8.18)	9		.85		.85		1.81
8/31/2021	14.95	.06		(.15)	(.09)	(.09)	(.56)	(.65)	14.21	(.58)	12		.82		.82		.39
8/31/2020	14.10	.10		1.06	1.16	(.16)	(.15)	(.31)	14.95	8.40	14		.85		.85		.68
8/31/2019	13.37	.21		.74	.95	(.22)	—	(.22)	14.10	7.11	10		.91		.91		1.52
8/31/2018	13.89	.18		(.53)	(.35)	(.17)	—	(.17)	13.37	(2.42)	8		.92		.92		1.30
Class 529-T:
8/31/2022	14.21	.32		(1.42)	(1.10)	(.33)	—	(.33)	12.78	(7.79)[5]	—	[6]	.40	[5]	.40	[5]	2.33	[5]
8/31/2021	14.95	.12		(.15)	(.03)	(.15)	(.56)	(.71)	14.21	(.16)[5]	—	[6]	.40	[5]	.40	[5]	.84	[5]
8/31/2020	14.09	.17		1.06	1.23	(.22)	(.15)	(.37)	14.95	8.93 [5]	—	[6]	.43	[5]	.43	[5]	1.15	[5]
8/31/2019	13.37	.26		.74	1.00	(.28)	—	(.28)	14.09	7.57 [5]	—	[6]	.48	[5]	.48	[5]	1.95	[5]
8/31/2018	13.89	.23		(.52)	(.29)	(.23)	—	(.23)	13.37	(2.06)[5]	—	[6]	.49	[5]	.49	[5]	1.74	[5]
Class 529-F-1:
8/31/2022	14.21	.31		(1.41)	(1.10)	(.33)	—	(.33)	12.78	(7.83)[5]	—	[6]	.46	[5]	.46	[5]	2.28	[5]
8/31/2021	14.95	.08		(.11)	(.03)	(.15)	(.56)	(.71)	14.21	(.17)[5]	—	[6]	.35	[5]	.35	[5]	.52	[5]
8/31/2020	14.10	.16		1.07	1.23	(.23)	(.15)	(.38)	14.95	8.87	28		.40		.40		1.14
8/31/2019	13.37	.27		.74	1.01	(.28)	—	(.28)	14.10	7.58	21		.46		.46		1.97
8/31/2018	13.89	.24		(.53)	(.29)	(.23)	—	(.23)	13.37	(1.98)	15		.47		.47		1.77
Class 529-F-2:
8/31/2022	14.22	.32		(1.41)	(1.09)	(.34)	—	(.34)	12.79	(7.74)	24		.36		.36		2.38
8/31/2021[7,8]	14.89	.11		(.09)	.02	(.13)	(.56)	(.69)	14.22	.18 [9]	27		.38	[10]	.38	[10]	.94	[10]
Class 529-F-3:
8/31/2022	14.22	.33		(1.41)	(1.08)	(.35)	—	(.35)	12.79	(7.68)	—	[6]	.30		.30		2.44
8/31/2021[7,8]	14.89	.12		(.08)	.04	(.15)	(.56)	(.71)	14.22	.25 [9]	—	[6]	.36	[10]	.29	[10]	1.04	[10]
Class R-1:
8/31/2022	14.15	.19		(1.40)	(1.21)	(.23)	—	(.23)	12.71	(8.62)	7		1.31		1.31		1.37
8/31/2021	14.91	—	[11]	(.15)	(.15)	(.05)	(.56)	(.61)	14.15	(1.02)	10		1.28		1.28		(.01)
8/31/2020	14.07	.04		1.05	1.09	(.10)	(.15)	(.25)	14.91	7.87	9		1.34		1.34		.26
8/31/2019	13.35	.14		.74	.88	(.16)	—	(.16)	14.07	6.63	10		1.38		1.38		1.05
8/31/2018	13.86	.11		(.51)	(.40)	(.11)	—	(.11)	13.35	(2.89)	8		1.40		1.40		.82

Refer to the end of the table for footnotes.

U.S. Government Securities Fund	31

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
8/31/2022	$14.15	$.19	$(1.40)	$(1.21)	$(.23)	$—	$(.23)	$12.71	(8.62)%	$89	1.32%	1.32%	1.37%
8/31/2021	14.91	(.01)	(.14)	(.15)	(.05)	(.56)	(.61)	14.15	(1.04)	107	1.30	1.30	(.09)
8/31/2020	14.06	.03	1.07	1.10	(.10)	(.15)	(.25)	14.91	7.97	128	1.32	1.32	.23
8/31/2019	13.34	.14	.74	.88	(.16)	—	(.16)	14.06	6.57	102	1.36	1.36	1.06
8/31/2018	13.86	.11	(.52)	(.41)	(.11)	—	(.11)	13.34	(2.87)	99	1.37	1.37	.85
Class R-2E:
8/31/2022	14.21	.22	(1.41)	(1.19)	(.25)	—	(.25)	12.77	(8.40)	9	1.05	1.05	1.60
8/31/2021	14.95	.03	(.14)	(.11)	(.07)	(.56)	(.63)	14.21	(.75)	12	1.02	1.02	.19
8/31/2020	14.10	.05	1.09	1.14	(.14)	(.15)	(.29)	14.95	8.19	12	1.04	1.04	.45
8/31/2019	13.37	.18	.75	.93	(.20)	—	(.20)	14.10	6.92	6	1.09	1.09	1.36
8/31/2018	13.89	.15	(.52)	(.37)	(.15)	—	(.15)	13.37	(2.61)	3	1.12	1.12	1.11
Class R-3:
8/31/2022	14.21	.25	(1.41)	(1.16)	(.27)	—	(.27)	12.78	(8.21)	114	.89	.89	1.80
8/31/2021	14.95	.05	(.14)	(.09)	(.09)	(.56)	(.65)	14.21	(.62)	137	.87	.87	.34
8/31/2020	14.09	.09	1.08	1.17	(.16)	(.15)	(.31)	14.95	8.41	159	.91	.91	.63
8/31/2019	13.37	.20	.74	.94	(.22)	—	(.22)	14.09	7.00	116	.95	.95	1.47
8/31/2018	13.89	.17	(.52)	(.35)	(.17)	—	(.17)	13.37	(2.46)	119	.96	.96	1.26
Class R-4:
8/31/2022	14.22	.29	(1.41)	(1.12)	(.31)	—	(.31)	12.79	(7.95)	105	.59	.59	2.11
8/31/2021	14.95	.09	(.13)	(.04)	(.13)	(.56)	(.69)	14.22	(.25)	129	.56	.56	.62
8/31/2020	14.10	.14	1.06	1.20	(.20)	(.15)	(.35)	14.95	8.69	179	.58	.58	.98
8/31/2019	13.38	.24	.74	.98	(.26)	—	(.26)	14.10	7.41	146	.62	.62	1.80
8/31/2018	13.89	.21	(.51)	(.30)	(.21)	—	(.21)	13.38	(2.13)	154	.63	.63	1.58
Class R-5E:
8/31/2022	14.21	.32	(1.41)	(1.09)	(.34)	—	(.34)	12.78	(7.77)	39	.39	.39	2.35
8/31/2021	14.95	.15	(.17)	(.02)	(.16)	(.56)	(.72)	14.21	(.12)	40	.36	.36	1.08
8/31/2020	14.09	.15	1.09	1.24	(.23)	(.15)	(.38)	14.95	8.98	16	.37	.37	1.00
8/31/2019	13.37	.28	.73	1.01	(.29)	—	(.29)	14.09	7.56	4	.42	.42	2.02
8/31/2018	13.89	.26	(.54)	(.28)	(.24)	—	(.24)	13.37	(1.91)	2	.41	.41	1.98
Class R-5:
8/31/2022	14.22	.32	(1.40)	(1.08)	(.35)	—	(.35)	12.79	(7.68)	46	.29	.29	2.32
8/31/2021	14.95	.14	(.14)	— [11]	(.17)	(.56)	(.73)	14.22	(.03)	64	.27	.27	.96
8/31/2020	14.10	.19	1.05	1.24	(.24)	(.15)	(.39)	14.95	9.08	68	.28	.28	1.31
8/31/2019	13.38	.29	.73	1.02	(.30)	—	(.30)	14.10	7.74	63	.32	.32	2.11
8/31/2018	13.89	.26	(.52)	(.26)	(.25)	—	(.25)	13.38	(1.84)	63	.33	.33	1.90
Class R-6:
8/31/2022	14.21	.33	(1.40)	(1.07)	(.36)	—	(.36)	12.78	(7.64)	13,117	.24	.24	2.46
8/31/2021	14.95	.15	(.15)	— [11]	(.18)	(.56)	(.74)	14.21	.03	16,161	.21	.21	1.07
8/31/2020	14.10	.20	1.05	1.25	(.25)	(.15)	(.40)	14.95	9.07	12,011	.23	.23	1.36
8/31/2019	13.37	.29	.75	1.04	(.31)	—	(.31)	14.10	7.80	9,928	.27	.27	2.17
8/31/2018	13.89	.27	(.53)	(.26)	(.26)	—	(.26)	13.37	(1.78)	7,867	.27	.27	1.98

Refer to the end of the table for footnotes.

32	U.S. Government Securities Fund

Financial highlights (continued)

	Year ended August 31,
Portfolio turnover rate for all share classes[12,13]	2022	2021	2020	2019	2018
Excluding mortgage dollar roll transactions	73%	96%	133%	113%	95%
Including mortgage dollar roll transactions	488%	631%	720%	350%	383%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Annualized.
[11]	Amount less than $.01.
[12]	Refer to Note 5 for more information on mortgage dollar rolls.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

U.S. Government Securities Fund	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of U.S. Government Securities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of U.S. Government Securities Fund, the fund constituting the American Funds Income Series (the “Fund”), as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

October 10, 2022

We have served as the auditor of one or more American Funds investment companies since 1956.

34	U.S. Government Securities Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2022, through August 31, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

U.S. Government Securities Fund	35

Expense example (continued)

	Beginning account value 3/1/2022	Ending account value 8/31/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$935.01	$3.12	.64%
Class A – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class C – actual return	1,000.00	931.77	6.72	1.38
Class C – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class T – actual return	1,000.00	936.88	1.86	.38
Class T – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-1 – actual return	1,000.00	934.84	3.27	.67
Class F-1 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 – actual return	1,000.00	936.24	1.81	.37
Class F-2 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class F-3 – actual return	1,000.00	937.49	1.27	.26
Class F-3 – assumed 5% return	1,000.00	1,023.89	1.33	.26
Class 529-A – actual return	1,000.00	934.90	3.22	.66
Class 529-A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 529-C – actual return	1,000.00	931.43	6.96	1.43
Class 529-C – assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class 529-E – actual return	1,000.00	934.51	4.29	.88
Class 529-E – assumed 5% return	1,000.00	1,020.77	4.48	.88
Class 529-T – actual return	1,000.00	936.63	2.10	.43
Class 529-T – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 529-F-1 – actual return	1,000.00	935.79	2.29	.47
Class 529-F-1 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 529-F-2 – actual return	1,000.00	936.94	1.86	.38
Class 529-F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 529-F-3 – actual return	1,000.00	937.24	1.56	.32
Class 529-F-3 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-1 – actual return	1,000.00	932.02	6.48	1.33
Class R-1 – assumed 5% return	1,000.00	1,018.50	6.77	1.33
Class R-2 – actual return	1,000.00	932.66	6.53	1.34
Class R-2 – assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class R-2E – actual return	1,000.00	933.56	5.21	1.07
Class R-2E – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class R-3 – actual return	1,000.00	934.35	4.44	.91
Class R-3 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-4 – actual return	1,000.00	935.86	2.98	.61
Class R-4 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class R-5E – actual return	1,000.00	936.71	2.00	.41
Class R-5E – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-5 – actual return	1,000.00	937.25	1.56	.32
Class R-5 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-6 – actual return	1,000.00	936.75	1.27	.26
Class R-6 – assumed 5% return	1,000.00	1,023.89	1.33	.26

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

36	U.S. Government Securities Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2022:

Section 163(j) interest dividends	100%
U.S. government income that may be exempt from state taxation	$537,954,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

U.S. Government Securities Fund	37

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2023. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through September 30, 2021. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

38	U.S. Government Securities Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of each fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

U.S. Government Securities Fund	39

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2006	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electrical vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
Merit E. Janow, 1958	2010	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970 Trustee	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	86	None
Karl J. Zeile, 1966 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

40	U.S. Government Securities Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Fergus N. MacDonald, 1969 President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Kristine M. Nishiyama, 1970 Principal Executive Officer	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
David J. Betanzos, 1974 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Ritchie Tuazon, 1978 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

U.S. Government Securities Fund	41

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42	U.S. Government Securities Fund

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U.S. Government Securities Fund	43

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	U.S. Government Securities Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

U.S. Government Securities Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of U.S. Government Securities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

GVT

Registrant:

a) Audit Fees:
Audit	2021	99,000
	2022	8,000

b) Audit-Related Fees:
	2021	3,000
	2022	4,000

c) Tax Fees:
	2021	8,000
	2022	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	1,341,000
	2022	2,168,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2021	1,000
	2022	394,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,355,000 for fiscal year 2021 and $2,575,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN FUNDS INCOME SERIES

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: October 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: October 31, 2022

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 31, 2022